UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 6, 2016

Merit Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 6, 2016, Merit Medical Systems, Inc., a Utah corporation (“Merit”), announced its acquisition of DFINE, Inc., a Delaware corporation that has developed and commercialized a line of products and therapies for the treatment of vertebral compression fractures and metastatic spine tumors (”DFINE”). The acquisition was consummated pursuant to the terms of an Agreement and Plan of Merger by and among Merit, MMS Transaction Co., a wholly-owned subsidiary of Merit (“MMS”), DFINE, certain preferred stockholders of DFINE and Shareholder Representative Services LLC, as a stockholder representative (the “Merger Agreement”).

Pursuant to the terms of the Merger Agreement, MMS was merged with and into DFINE, with the result that DFINE became a wholly-owned subsidiary of Merit (the “Merger”). At the effective time and as a result of the Merger, the holders of certain series of DFINE preferred stock became entitled to receive, in the aggregate, up to $97,500,000 in merger consideration, less approximately $28 million in indebtedness, payment of DFINE transaction expenses, and other adjustments contemplated by the Merger Agreement. At the effective time and as a result of the Merger, each share of DFINE capital stock, and each option and warrant to purchase shares of DFINE capital stock that was outstanding and unexercised immediately prior to the effective time, was cancelled.

Pursuant to the terms of the Merger Agreement, $9,750,000 was withheld from the total consideration payable to DFINE stockholders and placed into an 18-month escrow arrangement for the purpose of satisfying indemnification claims of Merit and its affiliates, agents and representatives. An additional $5,000,000 was withheld from the total consideration payable to DFINE stockholders and placed into a nine-month escrow arrangement for the purpose of addressing potential costs and expenses in excess of an agreed-upon threshold which Merit may incur in the process of integrating DFINE’s business and operations with its existing business and operations.

The foregoing summary of the principal terms of the Merger Agreement is not complete and is qualified in its entirety by the actual terms and conditions of that agreement, a copy of which Merit intends to file in a future filing with the U.S. Securities & Exchange Commission (the “Commission”). The representations, warranties, and other terms contained in the Merger Agreement were made solely for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to that agreement, and may be subject to limitations agreed upon by the contracting parties. Those representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Merit, DFINE or any of their respective subsidiaries or affiliates. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, since (i) they were made only as of the date of the Merger Agreement or prior, specified dates, (ii) in some cases they are subject to qualifications with respect to materiality, knowledge and/or other matters, and (iii) they may be modified in important party by the underlying exhibits and schedules.

Item 2.01 Completion of Acquisition or Disposition of Assets

On July 6, 2016, Merit completed the transactions contemplated by the Merger Agreement, as discussed in response to Item 1.01 above. Pursuant to the terms of the Merger Agreement, MMS was merged with and into DFINE, with the result that DFINE became a wholly-owned subsidiary of Merit. At the effective time and as a result of the Merger, the holders of certain series of the DFINE preferred stock became entitled to receive, in the aggregate, up to $97,500,000 in merger consideration, less approximately $28 million in indebtedness, payment of DFINE transaction expenses, and other adjustments contemplated by the Merger Agreement. At the effective time and as a result of the Merger, each share of DFINE capital stock, and each option and warrant to purchase shares of DFINE capital stock of DFINE that was outstanding and unexercised immediately prior to the effective time, was cancelled.

Pursuant to the terms of the Merger Agreement, $9,750,000 was withheld from the total consideration payable to DFINE stockholders and placed into an 18-month escrow arrangement for the purpose of satisfying indemnification claims of Merit and its affiliates, agents and representatives. An additional $5,000,000 was withheld from the total consideration payable to DFINE stockholders and placed into a nine-month escrow arrangement for the purpose of addressing potential costs and expenses in excess of an agreed-upon threshold which Merit may incur in the process of integrating DFINE’s business and operations with its existing business and operations.

The foregoing summary of the principal terms of the Merger Agreement is not complete and is qualified in its entirety by the actual terms and conditions of that agreement, a copy of which Merit intends to file in a future filing with the Commission. The representations, warranties, and other terms contained in the Merger Agreement were made solely for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Merit, DFINE or any of their respective subsidiaries or affiliates. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, since (i) they were made only as of the date of the Merger Agreement or prior, specified dates, (ii) in some cases they are subject to qualifications with respect to materiality, knowledge and/or other matters, and (iii) they may be modified in important party by the underlying exhibits and schedules.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the transactions contemplated by the Merger Agreement, Merit entered into a Second Amended and Restated Credit Agreement, dated July 6, 2016 (the “Second Amended Credit Agreement”), with the lenders who are or may become party thereto (collectively, the “Lenders”), Wells Fargo Bank, National Association, as administrative agent (the “Agent”), swingline lender and a Lender, and Wells Fargo Securities, LLC, as sole lead arranger and sole bookrunner. The Second Amended Credit Agreement amends and restates in its entirety Merit’s previously outstanding Amended and Restated Credit Agreement and all amendments thereto. In addition to Wells Fargo Bank, National Association, Bank of America, N.A., U.S. Bank, National Association, and HSBC Bank USA, National Association, are parties to the Second Amended Credit Agreement as Lenders. Pursuant to the terms of the Second Amended Credit Agreement, the Lenders have agreed to make a term loan in the amount of $150,000,000 and revolving credit loans up to an aggregate amount of $275,000,000, of which $25,000,000 will be reserved to making swingline loans from time to time.

On July 1, 2021, all principal, interest and other amounts outstanding under the Second Amended Credit Agreement are payable in full. At any time prior to the maturity date, Merit may repay any amounts owing under all revolving credit loans and all swingline loans in whole or in part, without premium or penalty, other than breakage fees payable or “Eurocurrency Rate Loans.” Revolving credit loans in dollars and term loans made under the Second Amended Credit Agreement bear interest, at the election of Merit, at either (i) the Base Rate (as defined in the Second Amended Credit Agreement) plus the Applicable Margin (as defined in the Second Amended Credit Agreement), or (ii) the Eurocurrency Rate (as defined in the Second Amended Credit Agreement) plus the Applicable Margin. Revolving credit loans denominated in an Alternative Currency (as defined in the Second Amended Credit Agreement) shall bear interest at the Eurocurrency Rate plus the Applicable Margin. Swingline loans bear interest at the Base Rate plus the Applicable Margin. Interest on each loan featuring the Base Rate is due and payable on the last business day of each calendar quarter commencing September 30, 2016; interest on each loan featuring the Eurocurrency Rate is due and payable on the last day of each interest period applicable thereto, and if such interest period extends over three months, at the end of each three-month interval during such interest period.

The Second Amended Credit Agreement contains covenants, representations and warranties and other terms customary for revolving credit loans of this nature. In this regard, the Second Amended Credit Agreement requires Merit to not, among other things, (a) permit the Consolidated Total Leverage Ratio (as defined in the Second Amended Credit Agreement) to be greater than 4.5 to 1.0 through March 31, 2017, greater than 4.0 to 1.0 from April 1, 2017 through June 30, 2017, greater than 3.75 to 1.0 from July 1, 2017 through December 31, 2017, greater than 3.5 to 1.0 from January 1, 2018 through March 31, 2018, or greater than 3.25 to 1.0 from April 1, 2018 and thereafter; (b) for any period of four consecutive fiscal quarters, permit the ratio of Consolidated EBITDA (as defined in the Second Amended Credit Agreement and adjusted for certain expenditures) to Consolidated Fixed Charges (as defined in the Second Amended Credit Agreement) to be less than 1.25 to 1; (c) permit Consolidated Net Income (as defined in the Second Amended Credit Agreement) for certain periods, and subject to certain adjustments, to be less than $0; or (d) subject to certain conditions and adjustments, permit the aggregate amount of all Facility Capital Expenditures (as defined in the Second Amended Credit Agreement) in any fiscal year to exceed $30,000,000. Additionally, the Second Amended Credit Agreement contains various negative covenants with which Merit must comply, including, but not limited to, limitations respecting the incurrence of indebtedness, the creation of liens on its property, mergers or similar combinations or liquidations, asset dispositions, and other provisions customary in similar types of agreements.

Under the Second Amended Credit Agreement, upon the occurrence of an Event of Default (as defined in the Second Amended Credit Agreement), Merit may be required to repay all outstanding indebtedness immediately. An Event of Default is defined as, among other things, (a) a default in the payment of principal of loans or reimbursement obligations, (b) a default by any credit party under the Second Amended Credit Agreement (a “Credit Party”) in the payment of interest on any loans or reimbursement obligations, (c) any representation, warranty, certification or statement of fact in the Second Amended Credit Agreement or any other loan document proves to have been materially incorrect or misleading when made, (d) any Credit Party defaults in the performance of certain covenants or agreements set forth in the Second Amended Credit Agreement, (d) any Credit Party defaults in the payment of other indebtedness that exceeds $10,000,000, (e) any Change in Control (as defined in the Second Amended Credit Agreement) shall occur, (f) any Credit Party voluntarily or involuntarily enters into a bankruptcy proceeding, subject to certain conditions, and other default provisions customary in similar type agreements.

If an Event of Default occurs, then, to the extent permitted in the Second Amended Credit Agreement, the Lenders may direct the Agent to, or the Agent may, with the consent of Lenders holding more than 50% of the aggregate outstanding principal amount of the loans, as applicable, terminate the revolving credit commitment provided under the Second Amended Credit Agreement, accelerate the repayment of any outstanding loans and exercise all rights and remedies available to such Lenders under the Second Amended Credit Agreement and applicable law. In the case of an Event of Default that exists due to the occurrence of certain involuntary or voluntary bankruptcy, insolvency or reorganization events of Merit, the credit facility will automatically terminate and the repayment of any outstanding loans shall be automatically accelerated.

As of the date hereof, after giving effect to the transactions contemplated by the Merger Agreement, Merit has borrowed approximately $342,000,000 under the Second Amended Credit Agreement.

The foregoing summary of the principal terms of the Second Amended Credit Agreement is not complete and is qualified in its entirety by the actual terms and conditions of that agreement, a copy of which Merit intends to file in a future filing with the Commission. The representations, warranties, and other terms contained in the Second Amended Credit Agreement were made solely for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. Those representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Second Amended Credit Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Second Amended Credit Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Merit or any of its respective subsidiaries or affiliates. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, since (i) they were made only as of the date of the Second Amended Credit Agreement or prior, specified dates, (ii) in some cases they are subject to qualifications with respect to materiality, knowledge and/or other matters, and (iii) they may be modified in important party by the underlying exhibits and schedules.

Item 7.01 Regulation FD Disclosure
On July 6, 2016, Merit issued a press release, entitled “Merit Medical Acquires DFINE, Inc.,” relating to the completion of the Merger, a copy of which is filed as Exhibit 99.1 to this Current Report. Additionally, Merit intends for its management to use the materials attached to this Current Report as Exhibit 99.2 (the “Presentation Materials”) in connection with a conference call, meetings and other communications with shareholders and members of the financial and investment community with respect to the Merger.
The information set forth in such press release and the Presentation Materials is summary information that is intended to be considered in the context of Merit’s filings with the Commission and other public announcements that Merit may make from time to time, by press release or otherwise. Merit undertakes no duty or obligation to publicly update the information contained in such press release and the Presentation Materials, although it may do so from time to time as it determines is necessary. Any updates may be made through the filing of other reports with the Commission, through press releases, or by other public disclosures. Actual results will likely differ, and may differ materially, from anticipated results. Financial estimates and projections are subject to change and are not intended to be relied upon as predictions of future operating or financial results or financial position, and Merit assumes no obligation to update or disclose revisions to those estimates or projections. The information set forth in this Item 7.01 and in Exhibits 99.1 and 99.2 attached hereto is qualified in all respects by, and is subject in all respects to, the statements set forth in the “Safe Harbor for Forward-Looking Statements” section set forth below.

The information contained in this Item 7.01 and in the attached Exhibits 99.1 and 99.2 is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not deemed incorporated by reference by any general statements incorporating by reference in this Current Report or future filings into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that Merit specifically incorporates the information by reference. By filing this Current Report and furnishing this information, Merit makes no admission or statement as to the materiality of any information in this Current Report that is required to be disclosed solely by reason of Regulation FD.

Safe Harbor for Forward-Looking Statements

This Current Report contains forward-looking statements regarding, among other things, the Merger, the Second Amended Credit Agreement and Merit and DFINE’s financial position, results of operations, product development and business strategy, as well as estimates of Merit’s future operating and financial performance and earnings per share. In some cases, forward-looking statements can be identified by the use of terms such as “may,” “will,” “likely,” “expects,” “plans,” “anticipates,” “ intends,” “believes,” “estimates,” “projects,” ”forecast,” “potential,” or other comparable terms. Forward-looking statements are based on Merit’s current beliefs, expectations and assumptions regarding its business, domestic and global economies, regulatory and competitive environments and other future conditions. There can be no assurance that such beliefs, expectations or assumptions or any of the forward-looking statements will prove to be correct. Actual results will likely differ, and may differ materially, from those projected or assumed in the forward-looking statements. Merit’s future financial and operating results and condition, as well as any forward-looking statements, are subject to inherent risks and uncertainties such as those described in Merit’s Annual Report on Form 10-K for the year ended December 31, 2015 and other filings with the Commission. Such risks and uncertainties include risks relating to Merit’s acquisition of DFINE; Merit’s efforts to integrate, manage and develop DFINE’s operations and products; expenses associated with the integration, management and development of those operations and products; product recalls and product liability claims; expenditures relating to research, development, testing and regulatory approval of Merit’s products (including the DFINE products) and risks that such products may not be developed successfully or approved for commercial use; regulation of the medical device industry; Merit’s need to generate sufficient cash flow to fund its debt obligations (including its obligations under the Second Amended Credit Agreement), capital expenditures, and ongoing operations; restrictions on Merit’s liquidity or its ability to operate its business in compliance with its debt agreements (including the Second Amended Credit Agreement); possible infringement of Merit’s technology (including the DFINE technology) or the assertion that such technology infringes the rights of other parties; changes in the prices or supply of commodity components; changes in economic and industry conditions in the United States and other countries; termination or interruption of relationships with suppliers, or failure of suppliers to perform; fluctuations in exchange rates; development of new products and technology that could render Merit’s products (including the DFINE products) obsolete; changes in key personnel; potential healthcare regulatory and policy changes and other factors referred to in Merit's Annual Report on Form 10-K for the year ended December 31, 2015 and other materials filed with the Commission. All subsequent forward-looking statements attributable to Merit or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results, and Merit assumes no obligation to update or disclose revisions to those estimates.

Item 9.01     Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
Merit will file the financial statements required by Item 9.01(a) of Form 8-K with respect to its acquisition of DFINE as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(b) Pro Forma Financial Information
Merit will file the pro forma financial information required by Item 9.01(b) of Form 8-K with respect to its acquisition of DFINE as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(d) Exhibits
99.1    Press release issued by Merit Medical Systems, Inc., dated July 6, 2016, entitled “Merit Medical Acquires DFINE, Inc.”
99.2    Management presentation of Merit Medical Systems, Inc., dated July 6, 2016, entitled “Acquisition of DFINE Targeted Vertebral Solutions.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: July 6, 2016	By:	/s/ Brian G. Lloyd
Brian G. Lloyd
Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release issued by Merit Medical Systems, Inc., dated July 6, 2016, entitled “Merit Medical Acquires DFINE, Inc.”
99.2	Management presentation of Merit Medical Systems, Inc., dated July 6, 2016, entitled “Acquisition of DFINE Targeted Vertebral Solutions.”

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